UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 14, 2012

AMERICAN CAMPUS COMMUNITIES, INC.

AMERICAN CAMPUS COMMUNITIES OPERATING
PARTNERSHIP LP
(Exact name of Registrant as specified in its Charter)

Maryland	001-32265	76-0753089
Maryland	333-181102-01	56-2473181
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

12700 Hill Country Boulevard, Suite T-200
Austin, TX 78738
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (512) 732-1000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01     Completion of Acquisition or Disposition of Assets

On September 14, 2012, American Campus Communities, Inc. (the "Company") and American Campus Communities Operating Partnership LP (the "Operating Partnership" and, together with the Company, "ACC") completed the transactions (the "Transaction") contemplated by the Agreement of Merger and Contribution, dated as of June 7, 2012, as amended (the "Merger Agreement"), among ACC and Campus Acquisitions Holdings, LLC, the Property Entities (as defined therein), Campus Acquisitions Management, LLC, the Development Entities (as defined therein) and Campus Acquisitions Investment Management LLC.  Pursuant to the Transaction, ACC acquired 15 student housing properties with 6,579 beds for a purchase price of $627.0 million, consisting of the assumption of approximately $231.1 million of outstanding mortgage debt, the issuance of approximately $15.0 million in the form of units of common limited partnership interest in the Operating Partnership, and approximately $380.9 million in cash.

Item 7.01     Other Events

On September 17, 2012, the Company issued a press release announcing the closing of the Transaction, a copy of which is included as Exhibit 99.1 hereto.

Such information is furnished pursuant to Item 7.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits

Set forth below are the financial statements relating to the Transaction that are required to be filed as part of this Form 8-K:

(a)       Financial Statements of Business Acquired.

The financial statements required by this item will be filed by amendment not later than 71 calendar days after the date that this Form 8-K must be filed.

(b)       Pro Forma Financial Information.

The financial information required by this item will be filed by amendment not later than 71 calendar days after the date that this Form 8-K must be filed.

(c)       Exhibits.

The Exhibit to this Report is listed on the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 19, 2012	AMERICAN CAMPUS COMMUNITIES, INC.

		By:	/s/ Jonathan A. Graf
Jonathan A. Graf
Executive Vice President, Chief Financial
Officer, Secretary and Treasurer

AMERICAN CAMPUS COMMUNITIES
OPERATING PARTNERSHIP LP

		By:	American Campus Communities Holdings
LLC, its general partner

			By:	American Campus Communities, Inc.,
its sole member

				By:	/s/ Jonathan A. Graf
Jonathan A. Graf
Executive Vice President,
Chief Financial Officer,
Secretary and Treasurer

EXHIBIT INDEX

Exhibit Number	Title
99.1	Press Release, dated September 17, 2012